REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO FUNDAMENTAL VALUE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Fundamental Value Fund at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 21, 2000

GMO Fundamental Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
June 30, 2000

 SHARES    DESCRIPTION                                              VALUE ($)
-----------------------------------------------------------------------------
           COMMON STOCKS -- 97.3%
           CAPITAL GOODS -- 13.9%
    2,500  Honeywell International Inc                                 84,219
    1,000  Thomas & Betts Corp                                         19,125
                                                                    ---------
                                                                      103,344
                                                                    ---------
           COMMUNICATION SERVICES -- 3.4%
      500  Bell Atlantic Corp                                          25,406
                                                                    ---------
           CONSUMER CYCLICALS -- 16.4%
      500  Black and Decker Corp                                       19,656
    1,000  Block (H&R) Inc                                             32,375
    1,000  Federated Department Stores Inc*                            33,750
    2,500  Toys R Us Inc*                                              36,406
                                                                    ---------
                                                                      122,187
                                                                    ---------
           CONSUMER STAPLES -- 28.3%
    2,000  CVS Corp                                                    80,000
    1,000  Kimberly-Clark Corp                                         57,375
    1,000  Kroger Co*                                                  22,062
    1,000  R.R. Donnelley and Sons                                     22,562
    1,500  Sara Lee Corp                                               28,969
                                                                    ---------
                                                                      210,968
                                                                    ---------
           ENERGY -- 16.1%
      500  Conoco Inc, Class B                                         12,281
    2,500  Unocal Corp                                                 82,813
    1,000  USX - Marathon Group                                        25,063
                                                                    ---------
                                                                      120,157
                                                                    ---------
           FINANCIALS -- 4.6%
      500  Bank of America Corp                                        21,500
      500  Mack-Cali Realty Corp, REIT                                 12,844
                                                                    ---------
                                                                       34,344
                                                                    ---------
           HEALTH CARE -- 1.8%
    1,000  Acuson Corp*                                                13,500
                                                                    ---------
           TECHNOLOGY -- 12.8%
      500  Eastman Kodak Co                                            29,750
      500  IBM Corp                                                    54,781

              See accompanying notes to the financial statements.              1

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
JUNE 30, 2000

 SHARES    DESCRIPTION                                              VALUE ($)
-----------------------------------------------------------------------------
           TECHNOLOGY -- CONTINUED
    1,000  Storage Technology Corp*                                    10,938
                                                                    ---------
                                                                       95,469
                                                                    ---------
           TOTAL COMMON STOCKS (COST $701,310)                        725,375
                                                                    ---------
           TOTAL INVESTMENTS -- 97.3%
           (Cost $701,310)                                            725,375

           Other Assets and Liabilities (net) -- 2.7%                  20,152
                                                                    ---------
           TOTAL NET ASSETS -- 100.0%                               $ 745,527
                                                                    =========
           NOTES TO THE SCHEDULE OF INVESTMENTS:

           REIT - Real Estate Investment Trust

           *     Non-income producing security.

2             See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)
Statement of Assets and Liabilities -- June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $701,310) (Note 1)              $725,375
  Receivable for investments sold                              221,311
  Dividends and interest receivable                              1,195
                                                              --------
     Total assets                                              947,881
                                                              --------

LIABILITIES:
  Payable for investments purchased                            185,292
  Due to custodian                                               3,514
  Payable to affiliate for (Note 2):
    Management fee                                               3,565
    Shareholder service fee                                         94
  Accrued expenses and other liabilities                         9,889
                                                              --------
     Total liabilities                                         202,354
                                                              --------
NET ASSETS                                                    $745,527
                                                              ========

NET ASSETS CONSIST OF:
  Paid-in capital                                             $481,624
  Accumulated net realized gain                                239,838
  Net unrealized appreciation                                   24,065
                                                              --------
                                                              $745,527
                                                              ========

NET ASSETS ATTRIBUTABLE TO:
  Class III shares                                            $745,527
                                                              ========

SHARES OUTSTANDING:
  Class III                                                     81,855
                                                              ========

NET ASSET VALUE PER SHARE:
  Class III                                                   $   9.11
                                                              ========

              See accompanying notes to the financial statements.              3

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                          FOR THE PERIOD MARCH 1, 2000         YEAR ENDED
                                                             THROUGH JUNE 30, 2000*        FEBRUARY 29, 2000
                                                         -------------------------------  --------------------
INVESTMENT INCOME:
  Dividends (net of withholding taxes of $0 and $8,352,
   respectively)                                                  $       4,322             $        690,283
  Interest (including securities lending income of $0
   and $2,849, respectively)                                                742                       62,000
                                                                  -------------             ----------------
     Total income                                                         5,064                      752,283
                                                                  -------------             ----------------
EXPENSES:
  Management fee (Note 2)                                                 1,391                      183,059
  Audit fees                                                              4,700                       16,564
  Custodian and transfer agent fees                                       2,042                       11,063
  Legal fees                                                                 --                        1,071
  Registration fees                                                          --                        2,012
  Trustees fees (Note 2)                                                     --                          366
  Miscellaneous                                                           1,026                        1,835
  Fees waived or borne by Manager (Note 2)                               (7,768)                     (32,911)
                                                                  -------------             ----------------
                                                                          1,391                      183,059

  Shareholder service fee (Note 2)
    Class III                                                               348                       45,765
                                                                  -------------             ----------------
    Net expenses                                                          1,739                      228,824
                                                                  -------------             ----------------
       Net investment income                                              3,325                      523,459
                                                                  -------------             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments                                                         115,907                   21,350,704
    Foreign currency, forward contracts and foreign
      currency related transactions                                        (482)                        (229)
                                                                  -------------             ----------------

       Net realized gain                                                115,425                   21,350,475
                                                                  -------------             ----------------
  Change in net unrealized appreciation (depreciation)
    on:
    Investments                                                          75,859                  (11,811,730)
    Foreign currency, forward contracts and foreign
      currency related transactions                                         429                         (498)
                                                                  -------------             ----------------

       Net unrealized gain (loss)                                        76,288                  (11,812,228)
                                                                  -------------             ----------------

    Net realized and unrealized gain                                    191,713                    9,538,247
                                                                  -------------             ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $     195,038             $     10,061,706
                                                                  =============             ================

*    Change in fiscal year end. See Note 1.

4             See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD MARCH 1, 2000         YEAR ENDED            YEAR ENDED
                                                        THROUGH JUNE 30, 2000*        FEBRUARY 29, 2000     FEBRUARY 28, 1999
                                                    -------------------------------  --------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                        $  3,325                 $     523,459         $   1,653,398
  Net realized gain                                             115,425                    21,350,475            28,697,755
  Change in net unrealized appreciation
   (depreciation)                                                76,288                   (11,812,228)          (26,005,231)
                                                               --------                 -------------         -------------
  Net increase in net assets from operations                    195,038                    10,061,706             4,345,922
                                                               --------                 -------------         -------------

Distributions to shareholders from:
  Net investment income
    Class III                                                        --                      (703,229)           (1,820,272)
                                                               --------                 -------------         -------------
    Total distributions from net investment income                   --                      (703,229)           (1,820,272)
                                                               --------                 -------------         -------------
  In excess of net investment income
    Class III                                                        --                       (72,555)                   --
                                                               --------                 -------------         -------------
    Total distributions in excess of net
      investment income                                              --                       (72,555)                   --
                                                               --------                 -------------         -------------
  Net realized gains
    Class III                                                        --                    (4,135,387)          (43,849,538)
                                                               --------                 -------------         -------------
    Total distributions from net realized gains                      --                    (4,135,387)          (43,849,538)
                                                               --------                 -------------         -------------

                                                                     --                    (4,911,171)          (45,669,810)
                                                               --------                 -------------         -------------
  Net share transactions: (Note 5)
    Class III                                                        --                   (86,661,873)           (3,650,568)
                                                               --------                 -------------         -------------
  Decrease in net assets resulting from net share
   transactions                                                      --                   (86,661,873)           (3,650,568)
                                                               --------                 -------------         -------------

  Total increase (decrease) in net assets                       195,038                   (81,511,338)          (44,974,456)

NET ASSETS:
  Beginning of period                                           550,489                    82,061,827           127,036,283
                                                               --------                 -------------         -------------

  End of period (including undistributed net
   investment income of $0, distributions in
   excess of net investment income of $239,226,
   undistributed net investment income of
   $179,770, respectively)                                     $745,527                 $     550,489         $  82,061,827
                                                               ========                 =============         =============

*    Change in fiscal year end. See Note 1.

              See accompanying notes to the financial statements.              5

GMO Fundamental Value Fund
(A Series of GMO Trust)
Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                          FOR THE PERIOD
                                           MARCH 1, 2000                    YEAR ENDED FEBRUARY 28/29,
                                              THROUGH      -------------------------------------------------------------
                                          JUNE 30, 2000*      2000        1999        1998         1997         1996
                                          ---------------  ----------  ----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $  6.73       $  7.07     $ 11.92     $  16.33     $  15.04     $  12.54
                                              -------       -------     -------     --------     --------     --------

Income from investment operations:
  Net investment income                          0.04+         0.13+       0.18         0.35         0.33         0.37
  Net realized and unrealized gain               2.34          1.92        0.19         3.90         2.53         3.26
                                              -------       -------     -------     --------     --------     --------

       Total from investment operations          2.38          2.05        0.37         4.25         2.86         3.63
                                              -------       -------     -------     --------     --------     --------

Less distributions to shareholders:
  From net investment income                       --         (1.35)      (0.20)       (0.38)       (0.32)       (0.37)
  In excess of net investment income               --         (0.14)         --           --           --           --
  From net realized gains                          --         (0.90)      (5.02)       (8.28)       (1.25)       (0.76)
                                              -------       -------     -------     --------     --------     --------

       Total distributions                         --         (2.39)      (5.22)       (8.66)       (1.57)       (1.13)
                                              -------       -------     -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                $  9.11       $  6.73     $  7.07     $  11.92     $  16.33     $  15.04
                                              =======       =======     =======     ========     ========     ========

TOTAL RETURN(a)                                 35.36%**      33.16%       2.30%       30.43%       20.03%       29.95%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   746       $   550     $82,062     $127,036     $232,583     $212,428
  Net expenses to average daily net
    assets                                       0.75%***      0.75%       0.75%        0.75%        0.75%        0.75%
  Net investment income to average daily
    net assets                                   1.43%***      1.72%       1.67%        1.84%        2.15%        2.61%
  Portfolio turnover rate                         388%           54%         34%          21%          25%          34%
  Fees and expenses voluntarily waived
    or borne by the Manager consisted of
    the following per share amounts:          $  0.10       $  0.01     $  0.02     $   0.04     $   0.02     $   0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Change in fiscal year end. See Note 1.
**   Not annualized.
***  Annualized.

6             See accompanying notes to the financial statements.

GMO Fundamental Value Fund
(A Series of GMO Trust)
Notes to Financial Statements
June 30, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Fundamental Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks long-term capital growth primarily through investment in stocks of approximately 20-30 companies. The Fund's benchmark is the S&P 500 Index.

     The Fund's year end has been changed from February 28 to June 30.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     SECURITY LENDING
     The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
     with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund had no securities on loan.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to redesignation of distributions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of June 30, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $235,901           $(235,901)       $       --

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
     basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     Effective April 7, 2000, the Fund no longer charges a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested. For the period ended June 30, 2000, the Fund received no purchase premiums.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees for the period ended June 30, 2000 was $0. No remuneration is paid to any trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2000, aggregated $2,450,828 and $2,480,403, respectively.

     At June 30, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
            $708,950         $34,046           $(17,621)        $16,425

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

4.   PRINCIPAL SHAREHOLDERS

     At June 30, 2000, 100% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder could have a material effect.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    For the period
                                                    March 1, 2000
                                                       through              Year Ended                 Year Ended
                                                    June 30, 2000*       February 29, 2000         February 28, 1999
                                                   ----------------  -------------------------  ------------------------
                                                   Shares   Amount     Shares        Amount       Shares       Amount
                                                   -------  -------  -----------  ------------  ----------  ------------
         Class III:
         Shares sold                                   --      $--        81,855  $    500,376       2,272  $     16,500
         Shares issued to shareholders
           in reinvestment of distributions            --       --       597,068     4,179,059   5,275,741    43,852,942
         Shares repurchased                            --       --   (12,211,324)  (91,341,308) (4,319,130)  (47,520,010)
                                                   ------   ------   -----------  ------------  ----------  ------------
         Net increase (decrease)                       --      $--   (11,532,401) $(86,661,873)    958,883  $ (3,650,568)
                                                   ======   ======   ===========  ============  ==========  ============

         *    Change in fiscal year end. See Note 1.

GMO FUNDAMENTAL VALUE FUND
(A Series of GMO Trust)

PORTFOLIO MANAGER
-----------------

Mr. Richard Mayo is responsible for the management of the GMO Fundamental Value Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.


MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

For the four months ending June 30, 2000, the GMO Fundamental Value Fund rose by 35.4%, while the S & P 500 rose 6.9%. During this period the market experienced unprecedented volatility stimulated by investors' sober reassessment of what technology companies were worth and the realization that many of the new Internet companies did not have viable business models. We avoided the major losses in the technology sector by having no investments in the sector throughout most of the period - a radical bet. We were reacting to valuation extremes.

Our preference was to hold some stocks (Washington Mutual and Toys R Us) that were severely undervalued due to the selloff of non-tech stocks in January and February and to have a position in REITs that hopefully would be good performers in a difficult market environment. More importantly, we positioned the Fund to benefit from the possible movement of aggressive growth investors toward non-technology areas. This we thought required companies with stable earnings, perceived double digit growth rates, and good valuation. Health care was an obvious area. The major drug companies were a little too rich for us, but good opportunities existed in Hospital Corp. of America, Tenet Healthcare, and CVS which had been penalized as growth expectations declined from 20% to 15%. Schering Plough was added during a major selloff at $35 and sold at the mid $40's range. Also in this category are our longer-term holdings like Kimberly Clark, which performed admirably in a turbulent market and probably accounted for 25% of our gain relative to the market.

Important to results also was our energy position - about 15% of the portfolio in March. We had been frustrated that investors were ignoring the improving commodity pricing environment, particularly the surging natural gas price. Patience was rewarded and this group produced 30% gains trough to peak. We trimmed the position in early June and in August started adding again. We have high conviction these stocks can provide good returns in a difficult market.

I should also mention that we traded some stocks successfully - Kroger and Staples for example - and ventured into the technology area after the 40% decline seemed to run its course. We made 40% in Agency.com (it had declined 85%). We bought Motorola after it dropped 50%, traded IBM for a 10% gain, and have recently added Compaq.

To sum up, we greatly benefited from taking a major bet against technology valuations and getting our sectors right - REITs, energy, and stable growth (growth at a reasonable price). Also, volatility was an opportunity. Producing comparable results going forward may be more difficult as the "bifurcated market" has adjusted significantly though I think we are still in a stock picker's market that is not limited to just technology.

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    GMO FUNDAMENTAL VALUE FUND CLASS III SHARES AND THE S&P 500 INDEX
                          AS OF JUNE 30, 2000


[CHART]

Fundamental Value Fund-III
As of 6/30/00

Date         GMO Fundamental Value Fund        S&P 500 Index
10/31/91            10000                       10000
12/31/91            10352.826                   10694.8968
3/31/92             10644.81008                 10426.15042
6/30/92             10948.51897                 10624.56885
9/30/92             11213.09722                 10960.22423
12/31/92            11794.03232                 11512.38516
3/31/93             13020.422                   12015.25593
6/30/93             13625.02372                 12073.61522
9/30/93             14148.95659                 12384.9761
12/31/93            14443.45679                 12672.75948
3/31/94             14114.4103                  12191.43593
6/30/94             14069.08726                 12242.51045
9/30/94             15090.28791                 12841.30714
12/31/94            14957.92974                 12839.54992
3/31/95             16385.50242                 14089.67926
6/30/95             17644.9471                  15434.7799
9/30/95             18869.32782                 16661.25866
12/31/95            19532.29956                 17664.3833
3/31/96             20777.7049                  18612.53081
6/30/96             21409.85107                 19447.78698
9/30/96             21644.69643                 20048.8461
12/31/96            23984.03131                 21720.1114
3/31/97             23878.10972                 22302.43338
6/30/97             27016.29473                 26195.97764
9/30/97             29928.41384                 28158.27076
12/31/97            30878.75397                 28966.6578
3/31/98             33690.83059                 33006.54735
6/30/98             33937.24105                 34096.43752
9/30/98             30548.0083                  30704.67331
12/31/98            33999.23825                 37243.64014
3/31/99             33392.94065                 39099.41394
6/30/99             37461.24504                 41855.68782
9/30/99             39507.46262                 39241.59
12/31/99            46658.53399                 45079.48818
3/31/00             53932.5482                  46113.38753
6/30/00             59699.33369                 44887.93027


              Average Annual Total Return

                                               Since
                1 Year          5 Year        Inception
                                              10/31/91
Class III        59.36%*        27.57%         22.88%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Effective April 7, 2000, the Fund ceased charging a 15 bp subscription fee, and this performance information is exclusive of that fee. Transaction fees are retained by the Fund to cover trading costs.

* Since July 17, 1999, the Fund's net asset level has been less than $1,000,000. Prior to that date, and during the period from July 17 to November 3, 1999, the Fund had operating policies different from current policies. These factors contributed to the Fund's outperforming its benchmark during the period from July 17, 1999 to June 30, 2000. The Fund's outperformance is not representative of the Fund's prior performance and is not an indication of future performance.

Information is unaudited.